UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 26, 2013

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15787	13-4075851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 26, 2013, the Board of Directors of MetLife, Inc. (the “Company”) adopted Amended and Restated By-Laws (the “New By-Laws”). The New By-Laws amended the previous By-Laws to provide for majority voting in an uncontested Director election and were effective February 27, 2013.

Under the New By-Laws, in an uncontested election, a Director will be elected if the number of shares voted “for” the Director’s election exceeds the number of shares voted “against” that Director’s election, assuming a quorum is present. “Abstentions” and “broker non-votes” will not be counted as votes cast. A Director or Director candidate who does not have more shares voted “for” his or her election than “against” will not be elected.

The New By-Laws provide that an incumbent Director who is not re-elected in an uncontested election must promptly tender a resignation to the Chairman of the Board. The Governance and Corporate Responsibility Committee will consider the resignation and recommend to the Board of Directors whether to accept or reject it, considering factors described in the New By-Laws. The Board will act within 90 days following certification of the shareholder vote to accept or reject the resignation, and the Company will promptly publicly disclose its determination in a Report on Form 8-K.

The New By-Laws’ majority standard only applies in uncontested Director elections. An “uncontested election” is one in which the number of nominees does not exceed the number of Directors to be elected at the meeting as of a specified date prior to the meeting. In elections that are not uncontested, Directors will be elected by a plurality of the votes cast.

The Company’s previous By-Laws (the “Prior By-Laws”) provided for a plurality voting standard in all Director elections, and required a Director who received more “withhold” votes than votes “for” his or her election (who would still be elected) to tender a resignation. The resignation and disclosure procedures under the Prior By-Laws were substantively similar to those in the New By-Laws. The Prior By-Laws described an “uncontested election” as an election where the only nominees were those recommended by the Board of Directors.

The foregoing description of the New By-Laws is not complete and is qualified in its entirety by reference to the New By-Laws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference. The New By-Laws reflect the changes described above in Sections 1.04 and 2.03.

Item 9.01 Financial Statements And Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

3.1 Amended and Restated By-Laws of MetLife, Inc., effective February 27, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Christine M. DeBiase
	Name:	Christine M. DeBiase
	Title:	Vice President and Secretary

Date: March 4, 2013

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

3.1	Amended and Restated By-Laws of MetLife, Inc., effective February 27, 2013.

4